UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 20, 2012

MINDSPEED TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31650	01-0616769
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4000 MacArthur Boulevard, East Tower

Newport Beach, California 92660-3095

(Address of Principal Executive Offices) (Zip Code)

(949) 579-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05 Costs Associated with Exit or Disposal Activities

On July 20, 2012, Mindspeed Technologies, Inc. (the “Company”) committed to the implementation of a restructuring plan. The plan consists primarily of a headcount reduction in both the Company’s selling, general and administrative functions and business units and secondarily of a facilities consolidation. The restructuring plan is expected to be substantially completed during the fiscal second quarter of 2013. The Company made the decision to implement the restructuring in furtherance of its efforts to reduce operating expenses and cash consumption. The Company currently expects to incur total charges ranging from approximately $4.0 million to $5.0 million and cash expenditures ranging from approximately $3.5 million to $4.5 million, each primarily related to severance costs for affected employees.

Safe Harbor Statement

This Current Report on Form 8-K contains forward-looking statements within the meaning of applicable federal securities laws. Such statements include statements regarding the Company’s expectations, goals or intentions, including but not limited to, statements regarding the Company’s efforts to reduce operating expenses, amount and composition of special charges and cash expenditures and timing for completing the restructuring plan. Forward-looking statements are subject to substantial risks and uncertainties that could cause actual results and events to differ materially from those stated in the forward-looking statements. The Company’s existing business is subject to numerous risks and uncertainties, including fluctuations in its operating results and future operating losses; loss of or diminished demand from one or more key customers or distributors; the ability to successfully develop and introduce new products; pricing pressures; and the potential for intellectual property litigation. Additional risks and uncertainties that could cause the Company’s actual results to differ materially from those set forth in any forward-looking statements are discussed in more detail under the caption “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 30, 2012 and in the Company’s future filings with the SEC. All forward-looking statements are qualified in their entirety by this cautionary statement. The Company is providing this information as of the date of this Current Report on Form 8-K and does not undertake any obligation to update any forward-looking statements contained in this Current Report on Form 8-K as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINDSPEED TECHNOLOGIES, INC.

Date: July 23, 2012	By:	/s/ Stephen N. Ananias
Stephen N. Ananias
Senior Vice President and Chief Financial Officer